COHEN & STEERS PREFERRED SECURITIES AND INCOME FUND SMA SHARES, INC.

COHEN & STEERS REALTY SHARES, INC.

COHEN & STEERS INSTITUTIONAL REALTY SHARES, INC.

COHEN & STEERS REAL ESTATE SECURITIES FUND, INC.

COHEN & STEERS GLOBAL REALTY SHARES, INC.

COHEN & STEERS REAL ASSETS FUND, INC.

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND, INC.

COHEN & STEERS INTERNATIONAL REALTY FUND, INC.

COHEN & STEERS PREFERRED SECURITIES AND INCOME FUND, INC.

COHEN & STEERS LOW DURATION PREFERRED AND INCOME FUND, INC.

Supplement dated June 17, 2026 to the Statement of Information dated May 1, 2026

COHEN & STEERS ETF TRUST

Supplement dated June 17, 2026 to the Statements of Information dated December 1, 2025 and June 1, 2026

On June 16, 2026, the Board of Directors/Trustees approved the appointment of Nargis Hilal as the Chief Compliance Officer (“CCO”) of the Cohen & Steers funds (each a “Fund” and collectively, the “Funds”) effective July 3, 2026. Ms. Hilal previously served as the Funds’ Deputy CCO.

Multi-6.17.26